Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated April 17, 2013

to the Prospectus dated May 1, 2012

for the Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Effective immediately, annually updated prospectuses for the Schwab Select Annuity® (“Contract”) will no longer be prepared or delivered. However, existing contract owners (“Owners”) will continue to receive other types of information in order to remain apprised of their investments and other activity occurring under their Contract. This information may include the following:

1.	Current prospectuses, annual and semi-annual reports, and other periodic reports or disclosure materials of the underlying Portfolios;

2.	Confirmations of Owner transactions;

3.	Audited financial statements of Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account; and

4.	An annual statement of the number of units and values in each Owner’s Annuity Account.

For information about your Contract, please contact the Annuity Service Center in writing at P.O. Box 173920, Denver, Colorado 80217-3920, or by phone at (888) 560-5938.

This Supplement must be accompanied by or read in conjunction with the current Contract Prospectus,

dated May 1, 2012, which can be accessed by logging into your Annuity Account at

https://schwab.retirementpartner.com. Please keep this Supplement for future reference.